SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 15, 2002

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Item 5.         Other Events.

On October 15, 2002, Micron Technology, Inc., a Delaware corporation and the registrant herein, submitted to the Securities and Exchange Commission the Statements Under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC’s June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

Item 7.         Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Statement Under Oath of Steven R. Appleton, Principal Executive Officer of Micron Technology, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Wilbur G. Stover, Jr., Principal Financial Officer of Micron Technology, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: October 15, 2002	By:	/S/ WILBUR G. STOVER, JR.
	Name:	Wilbur G. Stover, Jr.
	Title:	Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 15, 2002

Exhibit	Description
99.1	Statement Under Oath of Steven R. Appleton, Principal Executive Officer of Micron Technology, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Wilbur G. Stover, Jr., Principal Financial Officer of Micron Technology, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.